UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): June 24, 2021

U.S. WELL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38025	81-1847117
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1360 Post Oak Boulevard Suite 1800 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

(832) 562-3730

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker Symbol(s)	Name of each exchange on which registered
CLASS A COMMON STOCK $0.0001, par value per share	USWS	NASDAQ Capital Market
WARRANTS	USWSW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Purchase Agreement and Notes

On June 24, 2021, U.S. Well Services, Inc. (the “Company”) entered into a Note Purchase Agreement (the “Purchase Agreement”), by and among the Company, ProFrac Holdings, LLC, THRC Holdings, L.P., Crestview III USWS, Crestview III USWS TE, LLC (collectively, the “Initial Purchasers”), and Wilmington Savings Fund Society, FSB, as collateral agent for the Purchasers (the “Notes Agent”), pursuant to which the Company issued and sold (a) an aggregate of $45,000,000 in principal amount of 16.0% Convertible Senior Secured (Third Lien) PIK Notes that are convertible into shares of the Company’s common stock, par value $0.0001 per share (the “Class A Common Stock”), to certain Initial Purchasers for cash (the “Cash Notes”), (b) an aggregate of $20,000,000 in principal amount of 16.0% Convertible Senior Secured (Third Lien) PIK Notes to certain Initial Purchasers in exchange for shares of the Company’s Series A Redeemable Convertible Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”), that are convertible into shares of Class A Common Stock (the “Exchange Notes” and together with the Cash Notes, the “Equity Linked Notes”), and (c) a 16.0% Convertible Senior Secured (Third Lien) PIK Notes in the principal amount of $22,500,000 that is convertible into a license agreement (the “License Linked Note”), which provides certain licensors a non-exclusive license to make and/or to offer to lease or to lease certain licensed products of the Company for three electric frac fleets (the “License Agreement”). The Purchase Agreement contemplates that, within 90 days of the Initial Equity Linked Notes Closing Date (as defined in the Purchase Agreement), the Company may issue and sell additional Cash Notes and/or Exchange Notes (collectively, the “Additional Notes”) to certain additional investors for cash or to participating holders of the Series A Preferred Stock, as applicable.

On June 25, 2021, the Company entered into a First Amendment to the Purchase Agreement (the “Purchase Agreement Amendment”) with AG Energy Funding, LLC (the “Additional Purchaser” and, together with the Initial Purchasers, the “Purchasers”) and the Notes Agent, pursuant to which it issued and sold Additional Notes as follows: (a) a $16.0% Convertible Senior Secured (Third Lien) PIK Note in the principal amount of $19,000,000 that is convertible into shares of Class A Common Stock (the “Additional Equity Note”) and (b) a 16.0% Convertible Senior Secured (Third Lien) PIK Note in the principal amount of $19,000,000 that is convertible into shares of Class A Common Stock in exchange for shares of Series A Preferred Stock (the “Additional Exchange Note” and, together with the Equity Linked Notes, the License Linked Note and the Additional Equity Note, the “Notes”).

The Notes bear interest at the rate of 16.0% per annum. Accrued and unpaid interest is calculated on the Notes on the last day of each March, June, September and December, commencing September 30, 2021, and will be added on such date to the unpaid principal balance of the Notes (rounded up to the nearest $1.00). Subject to the conversion of the Notes, the entire outstanding and unpaid principal balance of the Notes, plus any accrued and unpaid interest thereon, will be due and payable on June 5, 2026 in, with respect to the Equity Linked Notes, the Additional Equity Note and the Additional Exchange Note, shares of Class A Common Stock.

Each Note is convertible at the option of the Holder, with the Equity Linked Notes, the Additional Equity Note and the Additional Exchange Note being convertible into a number of shares of Class A Common Stock equal to the principal amount of such Note then outstanding plus accrued and unpaid interest through the conversion date divided by the then applicable conversion price, which is equal to $0.98 in the case of the Cash Notes, $2.00 in the case of the Exchange Notes and the Additional Exchange Note and $1.25 in the case of the Additional Equity Note, in each case subject to adjustment. Additionally, following the first anniversary of the date of the Purchase Agreement, and at any time in which there are no issued and outstanding shares of Series A Preferred Stock, if the twenty-day volume weighted average price of the Class A Common Stock is greater than $2.00 for ten trading days during any twenty consecutive trading day period, the Company may deliver a notice to the holder of a Note to convert such Note at the conversion prices set forth above.

The Notes are secured by a third priority security interest in the collateral that secures the Company’s obligations under the Term Loan Facility, which is substantially all of the Company’s assets other than certain permitted liens, and such third priority security interest is subject in all respects to an intercreditor agreement with the ABL Agent, the Term Loan Agent, and the Notes Agent.

The Company intends to use the net proceeds from the issuance and sale of the Notes to pay the cash settlement amount under the Settlement Agreement (as described below) and for general corporate purposes, including growth capital.

The foregoing descriptions of the Purchase Agreement, the Notes and the Purchase Agreement Amendment, do not purport to be complete and are qualified in their entirety by reference to the complete text of the Purchase Agreement, the form of Cash Note, the form of Exchange Note, the form of License Linked Note and the Purchase Agreement Amendment, which are filed herewith as Exhibit 10.1, Exhibit 4.1, Exhibit 4.2, Exhibit 4.3 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Registration Rights Agreement

On June 24, 2021, in connection with the issuance and sale of the Notes and pursuant to the Purchase Agreement, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Initial Purchasers, and on June 25, 2021, in connection with the issuance and sale of the Additional Equity Note and the Additional Exchange Note, the Company entered into an amendment to the Registration Rights Agreement (the “Registration Rights Agreement Amendment”) with the Purchasers, relating to the registration of the Class A Common Stock issued or issuable upon conversion of the Equity Linked Notes, the Additional Equity Note, and the Additional Exchange Note, as well as any other Additional Notes that may be issued in the future (collectively, the “Registrable Securities”). Pursuant to the Registration Rights Agreement, the Company is required, so long as it remains subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to use its commercially reasonable efforts (i) to file a shelf registration statement (the “Initial Shelf Registration Statement”) on or before the Shelf Registration Filing Deadline (as defined in the Registration Rights Agreement), and to cause the Initial Shelf Registration Statement to become effective no later than four months following the filing of the Initial Shelf Registration Statement, and (ii) if, by the third anniversary (the “Renewal Deadline”) of the effective date of the Initial Shelf Registration Statement, any of the Registrable Securities remain unsold by any holder of the Registrable Securities, to file a new shelf registration statement (the “New Shelf Registration Statement”) covering the Registrable Securities included on the Initial Shelf Registration Statement and to cause the New Shelf Registration Statement to become effective within 180 days after the Renewal Deadline. In the event that the Company ceases to be subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act prior to the filing of the Initial Registration Statement, the Registration Rights Agreement requires the Company to use its commercially reasonable efforts to file a registration statement within four months after the day it again becomes subject to Section 13 or 15(d) of the Exchange Act. In certain circumstances, including in the context of a future initial public offering following a period in which the Company has no longer been subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, and subject to customary qualifications and limitations, the holders of Registrable Securities will have piggyback registration rights on offerings of Class A Common Stock initiated by the Company, and selling Purchasers will have rights to request that the Company initiate up to two underwritten offerings of Registrable Securities in any 365-day period.

The foregoing descriptions of the Registration Rights Agreement and the Registration Rights Agreement Amendment, do not purport to be complete and are qualified in their entirety by reference to the complete text of the Registration Rights Agreement and the Registration Rights Agreement Amendment, which are filed herewith as Exhibit 4.4 and Exhibit 4.5, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Settlement Agreement

As previously disclosed, U.S. Well Services LLC (“USWS”), a subsidiary of the Company, was named a defendant in a case filed on January 14, 2019 in the Superior Court of Delaware (the “Court”) styled Smart Sand, Inc. v. U.S. Well Services LLC, C.A. 19C-01-144-PRW. On June 1, 2021, the Court ruled against USWS, found in favor of Smart Sand, Inc. (“Smart Sand”) on its clam for breach of contract, and, on June 17, 2021 entered judgment in favor of Smart Sand in the amount of $50,897,534.40 (the “Smart Sand Litigation”).

On June 28, 2021, USWS and the Company entered into a Settlement Agreement and Release (the “Settlement Agreement”) with Smart Sand, pursuant to which USWS, the Company and Smart Sand reached a settlement of all matters in dispute and potentially in dispute between them in the Smart Sand Litigation. Pursuant to the Settlement Agreement, USWS will pay $35,000,000 in cash to Smart Sand. In connection with the Settlement Agreement, the parties have also entered into a right of first refusal agreement that grants to Smart Sand the right to participate in certain requests for proposal initiated by USWS (or its affiliates), and the right to match the terms of certain third party offers, related to the supply of frac sand in the continental United States for a period of 2 years. The parties to the Settlement Agreement also released each other from claims arising from or related to the Smart Sand Litigation or the final judgment of the Court.

The foregoing description of the Settlement Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Settlement Agreement, which is filed herewith as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Amendments to Credit Facilities

On June 24, 2021, the Company, USWS and the other subsidiaries of the Company party thereto (collectively, the “Term Loan Parties”) entered into a Consent and Fifth Amendment (the “Term Loan Amendment”) to the Senior Secured Term Loan Credit Agreement (as amended, amended and restated, supplemented, or otherwise modified, the “Term Loan Facility”) with CLMG Corp., as administrative and collateral agent (the “Term Loan Agent”), and the lenders party thereto (the “Term Loan Lenders”).

In addition, on June 24, 2021, the Company, USWS and the other subsidiaries of the Company party thereto (collectively, the “ABL Loan Parties”), entered into a Fourth Amendment and Limited Consent (the “ABL Amendment”) to the ABL Credit Agreement (as amended, amended and restated, supplemented, or otherwise modified, the “ABL Facility” and, together with the Term Loan Facility, the “Credit Facilities”) with Bank of America, N.A., as administrative agent and collateral agent (in such capacity, the “ABL Agent”), and the lenders party thereto (the “ABL Lenders”).

Each of the Credit Facilities was amended in order to (i) permit the incurrence of debt and liens in connection with the Purchase Agreement, Purchase Agreement Amendment, and the issuance of the Notes, and the documents and transactions contemplated thereby, and (ii) make certain modifications to each of the ABL Facility and the Term Loan Facility, in each case, on the terms and conditions set forth in the ABL Amendment and the Term Loan Amendment.

Pursuant to the Term Loan Amendment, the deferral period for interest on the term loans was shortened by three months, to January 1, 2022, and the term loans will resume incurring interest at the applicable benchmark rate, subject to a 2.0% floor, plus the applicable margin of 8.25% per annum, subject to the following exceptions. If on December 31, 2021, either:

(i)

the outstanding principal amount of the term loans is equal to or less than $132,000,000 but greater than $110,000,000 then solely during the period between January 1, 2022 and March 31, 2022, the interest rate shall be 0.0% per annum; and

(ii)

the outstanding principal amount of the term loans is equal to or less than $110,000,000 then solely during the period between January 1, 2022 and March 31, 2022, the interest rate shall be 0.0% and solely during the period between April 1, 2022 and December 31, 2022, the interest rate shall be 2.0% per annum (subject to the following sentence).

If on April 1, 2022, the outstanding principal amount of the term loans is equal to or less than $103,000,000 then solely during the period between April 1, 2022 and December 31, 2022, the interest rate shall be 1.0% per annum (notwithstanding preceding clause (ii) above).

Additionally, pursuant to the Term Loan Amendment, other covenants were amended including, but not limited to, certain covenants relating to collateral, mandatory prepayments, asset dispositions, and special purpose entities used for stand-alone equipment financings.

The foregoing descriptions of the Term Loan Amendment and ABL Amendment do not purport to be complete and are qualified in their entirety by reference to the complete text of such agreements, which are filed herewith as Exhibit 10.4 and Exhibit 10.5, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information regarding the Purchase Agreement, the Purchase Agreement Amendment, the Notes, the Term Loan Amendment and the ABL Amendment set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02	Unregistered Sale of Equity Securities.

The information regarding the private placement of the Notes, and the Class A Common Stock issuable upon conversion thereof, pursuant to the Purchase Agreement and the Purchase Agreement Amendment set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The private placement of the Notes pursuant to the Purchase Agreement and the Purchase Agreement Amendment was undertaken in reliance upon an exemption from the registration requirements of the Securities Act pursuant to Section 4(a)(2) thereof.

Item 7.01	Regulation FD Disclosure

On June 28, 2021, the Company issued a press release announcing the closing of the private placement of the Notes, the entry into the Settlement Agreement and the ABL Amendment and Term Loan Amendment. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the foregoing information, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information and Exhibit 99.1 be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

The Notes issued pursuant to the Purchase Agreement and the Purchase Agreement Amendment were offered in a private offering that is exempt from registration under the Securities Act, and may not be offered or sold in the United States absent such registration or an exemption from the registration requirements of the Securities Act. Neither this Current Report on Form 8-K nor Exhibit 99.1 incorporated herein by reference, constitutes an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

4.1	Form of Cash Note (included as Exhibit B-1 to the Note Purchase Agreement filed as Exhibit 10.1).

4.2	Form of Exchange Note (included as Exhibit B-2 to the Note Purchase Agreement filed as Exhibit 10.1).

4.3	Form of License Linked Note (included as Exhibit B-3 to the Note Purchase Agreement filed as Exhibit 10.1).

4.4	Registration Rights Agreement, dated June 24, 2021, by and among U.S. Well Services, Inc. and the Purchasers party thereto.

4.5	First Amendment to Registration Rights Agreement, dated June 25, 2021, by and among U.S. Well Services, Inc. and the Purchasers party thereto.

10.1	Note Purchase Agreement, dated June 24, 2021, by and among U.S. Well Services, Inc. and the Purchasers party thereto, and Wilmington Savings Fund Society, FSB, as collateral agent for the Purchasers.

10.2	First Amendment to Note Purchase Agreement, dated June 25, 2021, by and among U.S. Well Services, Inc. and the Purchasers party thereto, and Wilmington Savings Fund Society, FSB, as collateral agent for the Purchasers

10.3	Settlement Agreement and Release by and among Smart Sand, Inc., U.S. Well Services, LLC and U.S. Well Services, Inc., dated June 28, 2021.

10.4	Consent and Fifth Amendment to the Senior Secured Term Loan Credit Agreement, dated June 24, 2021, among U.S. Well Services, LLC, U.S. Well Services, Inc., USWS Fleet 10, LLC, USWS Fleet 11, LLC, USWS Holdings LLC, CLMG Corp., as administrative agent and collateral agent, and the lenders party thereto.

10.5	Fourth Amendment and Limited Consent to ABL Credit Agreement dated as of June 24, 2021, by and among U.S. Well Services, LLC, U.S. Well Services, Inc., USWS Fleet 10, LLC, USWS Fleet 11, LLC, USWS Holdings LLC, the lenders party thereto, and Bank of America, N.A., as administrative agent, lender, swing line lender and letter of credit issuer.

10.6	Guarantee and Third Lien Collateral Agreement, dated as of June 24, 2021, among U.S. Well Services, Inc., U.S. Well Services LLC, USWS Holdings LLC, and the other grantors referred to therein, in favor of Wilmington Savings Fund Society, FSB, as notes agent.

10.7	Amended and Restated Intercreditor Agreement by and among Bank of America, N.A., CLMG Corp., Wilmington Savings Fund Society, FSB, and U.S. Well Services, LLC, dated June 24, 2021.

99.1	Press Release, dated as of June 28, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. WELL SERVICES, INC.

By:	/s/ Kyle O’Neill
Name:	Kyle O’Neill
Title:	Chief Financial Officer

June 28, 2021